EXHIBIT 10

                          Philip Morris Companies Inc.
                1992 Compensation Plan For Non-Employee Directors
                   (as amended, and in effect, June 25, 1997)

SECTION 1.  Purposes; Definitions.

The purposes of the Plan are (i) to assist the Company in promoting a greater identity of interest between the Company's non-employee directors and its shareholders; and (ii) to assist the Company in attracting and retaining non-employee directors by affording Participants an opportunity to share in the future successes of the Company. In addition, in accordance with Revenue Ruling 71-419, 1971-2 C.B. 220, the Plan is intended to afford any or all non-employee directors of the Company the option to defer the receipt of all or part of their Compensation until such future date as they may elect pursuant to the terms and conditions of the Plan.

For purposes of the Plan, the following terms are defined as set forth below:

a. "Account" means an unfunded deferred compensation account established by the Company pursuant to the Deferred Fee Program, consisting of one or more Subaccounts established in accordance with Section 3.2.2.

b. "Allocation Date" means any date on which an amount representing all or a part of a Participant's Compensation is to be credited to his or her Account pursuant to an effective deferral election. The Allocation Date for the Retainer Fee shall be the first day of each calendar quarter and for Meeting Fees shall be the first day of the month following the meeting.

c. "Beneficiary" means any person or entity designated as such in a current Election Form. If there is no valid designation or if no designated Beneficiary survives the Participant, the Beneficiary is the Participant's estate.

d.    "Board" means the Board of Directors of the Company.

e. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

f.    "Common Stock" means the common stock, $0.331/3 par value, of the Company.

g. "Company" means Philip Morris Companies Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor corporation.

h. "Compensation" means the sum of the Retainer Fee and the Meeting Fees payable by the Company to each Participant but
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      shall not include any additional amount paid to a chairman of a committee for additional services.

i. "Date of Grant" means May 1 of each year (beginning May 1, 1992 and ending May 1, 2001) on which dates shares of Common Stock will be awarded in accordance with Section 4.

j. "Deferred Amount" means the amount (determined as a percentage of the Retainer Fee and the Meeting Fees) subject to a current deferral election.

k. "Deferred Fee Program" means the provisions of the Plan that permit Participants to defer all or part of their Compensation.

l. "Disability" means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

m. "Distribution Date" means the date designated by a Participant in accordance with Sections 3.4.1 and 3.4.2 for the commencement of payment of amounts credited to his or her Account.

n. "Election Date" means the date an Election Form is received by the Secretary of the Company.

o. "Election Form" means a valid Deferred Fee Program Initial Election Form or Modified Election Form properly completed and signed.

p. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

q. "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

r. "Extraordinary Distribution Request Date" means the date an Extraordinary Distribution Request Form is received by the Secretary of the Company.

s. "Extraordinary Distribution Request Form" means the Deferred Fee Program Extraordinary Distribution Request Form properly completed and executed by a Participant or Beneficiary who wishes to request an extraordinary distribution of amounts credited to his or her Account in accordance with
      Section 3.4.3.

t. "Fair Market Value" means, as of any given date, the mean of the highest and lowest reported sales prices of the Common Stock as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange.


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u.    "Fund" means any one of the investment vehicles in which the trust fund established under the trust agreement, as amended from time to time, entered into by the Company in connection with the Profit-Sharing Plan, is invested.

v. "Meeting Fees" means the portion of a Participant's Compensation that is based upon his or her attendance at Board meetings and meetings of committees of the Board.

w. "Participant" means a member of the Board who satisfies the requirements of Section 2 and a Director Emeritus. For purposes of the Deferred Fee Program only, a Participant shall also include a person who was, but is no longer, a member of the Board as long as an Account is being maintained for his or her benefit.

aa. "Plan" means the Philip Morris Companies Inc. 1992 Compensation Plan for Non-Employee Directors.

bb. "Profit-Sharing Plan" means the Philip Morris Deferred Profit-Sharing Plan, effective as of January 1, 1956, as amended from time to time.

cc. "Retainer Fee" means the portion of a Participant's Compensation that is fixed and paid without regard to his or her attendance at meetings, but shall not include amounts credited to a Participant's account under the Philip Morris Companies Inc. Stock Unit Plan for Non-Employee Directors.

dd. "Retired Participant" means a person who is not a Participant who had amounts credited to his or her account under the Former Plan as of April 1, 1992.

ee. "Subaccount" means one of the bookkeeping accounts established within each Participant's Account in accordance with Section 3.2.2.

ff.   "Transfer Election Date" means the date set forth on a Transfer Form.

gg. "Transfer Form" means a valid Deferred Fee Program Transfer Election Form completed and signed by a Participant or Beneficiary.

hh.   "Trustee" means the trustee administering the Fund.

SECTION 2.  Eligibility.

Each member of the Board who is not a full-time employee of the Company (or any corporation in which the Company owns, directly or indirectly, stock possessing at least (50%) of the total combined voting power of all classes of stock entitled to vote in the


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election of directors in such corporation) shall be eligible to receive an award in accordance with Section 4. In addition, each Participant shall be eligible to participate in the Deferred Fee Program.


SECTION 3.  Deferred Fee Program.

3.1 Participation.

      3.1.1 Deferral Elections.

            A Participant may make a deferral election with respect to all or a part of his or her Compensation to be earned and payable thereafter by completing and executing an Election Form and submitting it to the Secretary of the Company. Any deferral election relating to Retainer Fees shall be in integral multiples of twenty-five percent (25%) of the Retainer Fee. Any deferral elections relating to Meeting Fees shall be one hundred percent (100%) of each Meeting Fee.

            In accordance with the terms of the Plan, the Participant shall indicate on the Election Form:

            a. the percentage of the Retainer Fee that he or she wishes to defer and whether Meeting Fees are to be deferred;

            b.    the Distribution Date;

            c. whether distributions are to be in a lump sum, in installments or a combination thereof;

            d.    the Participant's Beneficiary or Beneficiaries; and

            e. the Subaccounts to which the Deferred Amount is to be allocated.

            A deferral election shall become effective with respect to a Participant's Retainer Fee accruing on and after the first day of the calendar quarter (and payable on the first day of the second calendar quarter) following the Election Date. A deferral election shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date. A deferral election shall remain in effect with respect to all future Compensation until a new deferral election made by the Participant in accordance with Section 3.1.2 or Section 3.1.3 becomes effective.

      3.1.2 Change of Deferral Election.

            A Participant may change his or her deferral election with respect to Compensation to be earned and payable thereafter by completing and executing a Modified Election Form and


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submitting it to the Secretary of the Company. A change to increase the amount of future Compensation to be deferred shall become effective with respect to a Participant's Retainer Fee accruing on and after the first day of the calendar quarter (and payable on the first day of the second calendar quarter) following the Election Date. A change to defer Meeting Fees shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date. Subject to Section 3.1.3, a change to decrease the amount of future Compensation to be deferred shall become effective with respect to Compensation accruing on and after the later of (i) January 1 (and, with respect to Retainer Fees, payable on April 1) of the year following the Election Date or (ii) the first day of the second calendar quarter (and, with respect to Retainer Fees, payable on the first day of the third calendar quarter) following the Election Date.

      3.1.3 Cessation of Deferrals.

            A Participant may cease to defer future Compensation in the Deferred Fee Program by completing and executing a Modified Election Form, and submitting it to the Secretary of the Company. An election by a Participant to cease deferrals in the Deferred Fee Program shall become effective with respect to Compensation accruing on or after the later of (i) January 1 (and, with respect to Retainer Fees, payable on April 1) of the year following the Election Date or
(ii) the first day of the second calendar quarter (and, with respect to Retainer Fees, payable on the first day of the third calendar quarter) following the Election Date.

      3.1.4 Beneficiary Election Modification.

            A Participant shall be permitted at any time to modify his or her Beneficiary election, effective as of the Election Date, by completing and executing a Modified Election Form and submitting it to the Secretary of the Company.

3.2 Investments.

      3.2.1 Accounts.

            The Company shall establish an Account for each Participant and for each Beneficiary to whom installment distributions are being made. On each Allocation Date, the Company shall allocate to each Participant's Account an amount equal to his or her Deferred Amount.

      3.2.2 Subaccounts.

            The Company shall establish within each Account one or more Subaccounts, which shall be credited with earnings and charged with losses, if any, on the same basis as the corresponding Fund, as the same may change from time to time,


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under the Profit-Sharing Plan; as of the date hereof, the Subaccounts are, respectively:

            Subaccount A - a bookkeeping account whose value shall be based on a theoretical investment in the U.S. Obligations Fund of the Profit-Sharing Plan.

            Subaccount B - a bookkeeping account whose value shall be based on a theoretical investment in the Equity Index Fund of the Profit-Sharing Plan.

            Subaccount C - a bookkeeping account whose value shall be based on a theoretical investment in the Interest Income Fund of the Profit-Sharing Plan.

            Subaccount D - a bookkeeping account whose value shall be based on a theoretical investment in the Philip Morris Stock Fund of the Profit-Sharing Plan.

            Subaccount E - effective January 1, 1996, a bookkeeping account whose value shall be based on a theoretical investment in the Balanced Fund of the Profit-Sharing Plan.

            Subaccount F - effective January 1, 1996, a bookkeeping account whose value shall be based on a theoretical investment in the International Equity Fund of the Profit-Sharing Plan.

            Subaccount G - effective January 1, 1996 a bookkeeping account whose value shall be based on a theoretical investment in the Growth Equity Fund of the Profit-Sharing Plan.

To the extent additional funds are provided under the Profit-Sharing Plan, the Senior Vice President - Human Resources and Administration of the Company is authorized to establish corresponding Subaccounts under the Plan.

            Subject to the provisions of Sections 3.2.3 and 3.2.4, on each Allocation Date, each Participant's Subaccounts shall be credited with an amount equal to the Deferred Amount designated by the Participant for allocation to such Subaccounts. Each Subaccount shall be credited with earnings and charged with losses as if the amounts allocated thereto had been invested in the corresponding Fund.

            The value of any Subaccount at any relevant time shall be determined as if all amounts credited thereto had been invested in the corresponding Fund.

      3.2.3 Investment Directions.


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            In connection with his or her initial deferral election, each
Participant shall make an investment direction on his or her Initial Election Form with respect to the portion of such Participant's Deferred Amount that is to be allocated to a Subaccount. Any apportionment of Deferred Amounts (and of increases or decreases in Deferred Amounts) among the Subaccounts shall be in integral multiples of one percent (1%). An investment direction shall become effective with respect to any Subaccount on the first day of the calendar month following the Election Date. All investment directions shall be irrevocable and shall remain in effect with respect to all future Deferred Amounts until a new irrevocable investment direction made by the Participant in accordance with
Section 3.2.4 becomes effective.

      3.2.4 New Investment Directions.

            A Participant may make a new investment direction with respect to his or her Deferred Amount only by completing and executing a Modified Election Form and submitting it to the Secretary of the Company. A new investment direction shall become effective with respect to any Subaccount, on the first day of the calendar month following the Election Date.

      3.2.5 Investment Transfers.

            A Participant or a Beneficiary (after the death of the Participant may transfer to one or more different Subaccounts all or a part (not less than one percent (1%)) of the amounts credited to a Subaccount by completing and executing a Transfer Form and submitting it to the Secretary of the Company; provided however that no Transfer Form may be submitted by a Participant who is subject to Section 16 of the Exchange Act, if a Transfer Form requesting an opposite way transfer had been submitted by such Participant within the preceding six months. Any transfer of amounts among Subaccounts shall become effective on the first day of the calendar month following the Transfer Election Date.

3.3 [Intentionally Omitted]

3.4 Distributions.

      3.4.1 Distribution Elections.

            Each Participant shall designate on his or her Election Form one of the following dates as a Distribution Date with respect to amounts credited to his or her Account thereafter:

            a. the first day of the calendar month following the date of the Participant's death;

            b. the first day of the calendar month following the date of the Participant's Disability;


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            c.    the first day of the calendar month following the date of
                  termination of the Participant's service as a member of the Board;

            d. the first day of a calendar month specified by the Participant which is at least six months after the Election Date; or

            e.    the earliest to occur of a, b, c or d.

            A Distribution Date election shall become effective on the Election Date.

            A Participant may request on his or her Election Form that distributions from his or her Account be made in (i) a lump sum, (ii) no more than one-hundred eighty (180) monthly, sixty (60) quarterly or fifteen (15) annual installments or (iii) a combination of (i) and (ii). Each installment shall be determined by dividing the Account balance by the number of remaining installments. If a Participant receives a distribution from a Subaccount on an installment basis, amounts remaining in such Subaccount before payment shall continue to accrue earnings and incur losses in accordance with the terms of
Section 3.2.2. Except as stated in the next paragraph, all distributions shall be made to the Participant.

            If the Distribution Date is the first day of the month following the Participant's death or a fixed date which in fact occurs after the Participant's death or if at the time of death the Participant was receiving distributions in installments, the balance remaining in the Participant's Account shall be payable to his or her Beneficiaries as set forth on the Participant's current Election Form or Forms. Upon the death of a Beneficiary who is receiving distributions in installments, the balance remaining in the Account of the Beneficiary shall be payable to his or her estate without interest.

            All distributions to Beneficiaries shall be in a lump sum, without interest, except when the Distribution Date is the first day of the month following the Participant's death and the current Election Form or Forms specify installment payments.

            All distributions shall be paid in cash and, except as provided in
Section 3.4.3, shall be deemed to have been made from each Subaccount pro rata.

      3.4.2 Modified Distribution Elections.

            A Participant may modify his or her election as to Distribution Date and distribution form with respect to Compensation to be earned and payable thereafter by completing and executing a modified Election Form and submitting it to the Secretary of the Company. No more than one such modification shall be permitted. Any modified Distribution Date or


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distribution form election shall become effective on the Election Date.

      3.4.3 Extraordinary Distributions.

            Notwithstanding the foregoing, a Participant or Beneficiary (after the death of the Participant) may request an extraordinary distribution of all or part of the amount credited to his or her Account because of hardship. A distribution shall be deemed to be "because of hardship" if such distribution is necessary to alleviate or satisfy an immediate and heavy financial need of the Participant.

            A request for an extraordinary distribution shall be made by completing and executing an Extraordinary Distribution Request Form and submitting it to the Secretary of the Company. All extraordinary distributions shall be subject to approval by the Board.

            The Extraordinary Distribution Request Form shall indicate:

            a.    the amount to be distributed from the Account;

            b.    the Subaccount(s) from which the distribution is to be made;
                  and

            c.    the "hardship" requiring the distribution.

            The amount of any extraordinary distribution shall not exceed the amount determined by the Board to be required to meet the immediate financial need of the applicant.

            An extraordinary distribution shall be made with respect to amounts credited to each Subaccount on the first day of the calendar month next following approval of the extraordinary distribution request by the Board.

SECTION 4. Share Distribution.

4.1 Awards.

Each Participant who is not a Director Emeritus and who was not on January 1, 1990 a full-time employee of the Company or any corporation in which the Company owned, directly or indirectly, stock possessing at least (50%) of the total outstanding voting power of all classes of stock entitled to vote in the election of directors of such corporation shall be awarded on each Date of Grant that number of full shares of Common Stock equal to the lesser of (i) twelve hundred (1,200) or (ii) that number having an aggregate Fair Market Value on such Date of Grant nearest to but not exceeding one hundred percent (100%) of the Retainer Fee payable for the twelve-month period ending on the preceding April


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30 (exclusive of the value of the Common Stock received by such Participant pursuant to the Plan).

4.2 Vesting of Shares.

The shares of Common Stock awarded pursuant to the Plan will be immediately vested and nonforfeitable. Subject to the requirements of Section 4.5, the shares awarded under the Plan may not be sold or transferred until six months after the Date of Grant.

4.3 Shareholder Rights.

On each Date of Grant, a Participant shall have all the rights of a shareholder with respect to shares of Common Stock awarded under the Plan on such date. Accordingly, the Participant will be entitled to vote the shares and receive dividends.

4.4 Shares Authorized.

Up to 600,000 shares of Common Stock may be awarded under the Plan. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, appropriate substitutions or adjustments shall be made to item (i) of Section 4.1 and in the aggregate number and kind of shares reserved for issuance under the Plan.

4.5 Regulatory Restrictions.

All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Company, any stock exchange upon which the Common Stock is then listed and any applicable Federal, state or foreign securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 5. General Provisions.

5.1 Unfunded Plan.

It is intended that the Plan constitute an "unfunded" plan for deferred compensation. The Company may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan; provided, however, that, unless the Company otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the


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Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

5.2 Rules of Construction.

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

5.3 Withholding.

No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any participation under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

5.4 Amendment.

The Plan may be amended by the Board, but no amendment shall be made that would impair prior Common Stock awards or the rights of a Participant to his or her Account without his or her consent. Notwithstanding the foregoing, Section 4.1 shall not be amended more than once every six months, unless such amendment is required because of changes in the Code or ERISA. In addition, no amendment may become effective until shareholder approval is obtained if the amendment (i) except as expressly provided in the Plan, increases the aggregate number of shares of Common Stock that may be awarded under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan or (iii) modifies the eligibility requirements for participation in the Plan.

5.5 Duration of Plan.

No Common Stock awards will be made pursuant to Section 4 after May 1, 2001 or at any time at which there are insufficient shares of Common Stock authorized under the Plan for such awards. There shall be no time limitation with respect to the Deferred Fee Program. The Board may terminate the Plan at any time, by appropriate action. Upon termination of the Plan, amounts then credited to each Account shall be paid in accordance with the Distribution Election then governing such Account or as otherwise provided in Section 3.4.1.

5.6 Assignability.

No Participant or Beneficiary shall have the right to assign, pledge or otherwise transfer any payments to which such Participant or Beneficiary may be entitled under the Plan other than by will or by the laws of descent and distribution or


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pursuant to a "qualified domestic relations order" (as defined by Title I of
ERISA).

5.7 Construction.

The Plan shall be construed and interpreted in accordance with Virginia law. The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Exchange Act pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.


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